UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARGO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CARGO THERAPEUTICS, INC.2024 Annual Meeting Vote by June 3, 2024 11:59 PM ET CARGO THERAPEUTICS, INC. 835 INDUSTRIAL ROAD SAN CARLOS, CA 94070 V45516-P10648 You invested in CARGO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2024 at 9:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/CRGX2024.Get informed before you voteView the Notice and Proxy Statement, 2023 Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 4, 2024 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/CRGX2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.Voting Items Board Recommends 1. To elect two Class I directors to hold office until the 2027 annual meeting of stockholders or until their successors are elected. Nominees: 01) Krishnan Viswanadhan, Pharm.D. 02) Reid Huber, Ph.D. For 2. To ratify the appointment, by the Audit Committee of the Company’s Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm and independent auditor of the Company for the fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V45517-P10648